EXHIBIT 10.74
Amendment No. 2
To
Amended and Restated
Brokerage Business Quota Share Reinsurance Agreement Effective April 1, 2006, as amended
(Hereinafter referred to as the “Agreement”)
Between
TOWER INSURANCE COMPANY OF NEW YORK
TOWER NATIONAL INSURANCE COMPANY
PRESERVER INSURANCE COMPANY
NORTH EAST INSURANCE COMPANY
MOUNTAIN VALLEY INDEMNITY COMPANY
(Hereinafter referred to as the “Company”)
And
CASTLEPOINT REINSURANCE COMPANY LTD.
CASTLEPOINT INSURANCE COMPANY
(Hereinafter referred to as the “Reinsurer”)
WHEREAS, the Reinsurer and the Company are parties to the Original Agreement as amended by Combined Amendment No. 1 and wish to further amend the Agreement effective October 1, 2008; and
WHERAS, The Reinsurer and the Company wish to terminate the Agreement effective December 31, 2008, if certain conditions are satisfied.
NOW THEREFORE, the parties hereby agree to as follows:
1. Notwithstanding the terms of Article VI of the Agreement that the quota share participation of the Reinsurer be a minimum of 25% and a maximum of 50%, for the quarter commencing October 1, 2008 and ending December 31, 2008 only, the quota share participation of CastlePoint Reinsurance Company shall be 17.5%.
2. The Agreement shall terminate effective 11:59 PM on December 31, 2008 upon the effective date of the Quota Share Reinsurance Agreement, intended to be effective January 1, 2009, between the Reinsurer and the companies comprising the Company plus CastlePoint Insurance Company (in its capacity as a Company and not Reinsurer), Hermitage Insurance Company, and Kodiak Insurance Company.
3. a. Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect without modification thereto.
     b. This Amendment may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     c. This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed according to the laws of the State of New York, exclusive of the rules with respect to conflict of laws.
IN WITNESS WHEREOF, the Company and the Reinsurer have caused this Agreement to be executed.

TOWER INSURANCE COMPANY OF NEW YORK
By:	/s/ Francis M. Colalucci
	Name:	Francis M. Colalucci
	Title:	SVP, Treasurer, CFO
	Date:	1/29/09

TOWER NATIONAL INSURANCE COMPANY
By:	/s/ Francis M. Colalucci
	Name:	Francis M. Colalucci
	Title:	SVP, Treasurer, CFO
	Date:	1/29/09

PRESERVER INSURANCE COMPANY
By:	/s/ Patrick J. Haveron
	Name:	Patrick J. Haveron
	Title:	President
	Date:	1/29/09

NORTH EAST INSURANCE COMPANY
By:	/s/ Patrick J. Haveron
	Name:	Patrick J. Haveron
	Title:	CEO
	Date:	1/29/09

MOUNTAIN VALLEY INDEMNITY COMPANY
By:	/s/ Patrick J. Haveron
	Name:	Patrick J. Haveron
	Title:	President
	Date:	1/29/09

CASTLEPOINT REINSURANCE COMPANY, LTD
By:	/s/ Joel Weiner
	Name:	Joel Weiner
	Title:	SVP & CFO
	Date:	1/29/09

CASTLEPOINT INSURANCE COMPANY
By:	/s/ Robert W. Hedges
	Name:	Robert W. Hedges
	Title:	Managing Vice President
	Date:	1/29/09